NUVEEN MID CAP VALUE FUND

SUPPLEMENT DATED MARCH 21, 2023

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2023

David F. Johnson, CFA, Managing Director, has been named a portfolio manager of Nuveen Mid Cap Value Fund. Karen L. Bowie will continue to serve as portfolio manager for the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FMCVS-0323P